SGI Dynamic Tactical ETF
Schedule of Investments
May 31, 2026 (Unaudited)

EXCHANGE TRADED FUNDS - 65.4%	Shares		Value
iShares Core S&P Mid-Cap ETF	115,716		$ 8,632,414
iShares MSCI ACWI ex U.S. ETF (a)	37,801		2,891,776
iShares MSCI USA Momentum Factor ETF (a)	31,033		9,800,532
iShares U.S. Real Estate ETF (a)	79,461		8,059,729
Schwab International Equity ETF	103,933		2,886,219
SGI U.S. Large Cap Core ETF (b)	471,688		20,676,821
Vanguard Information Technology ETF (a)	85,196		10,313,828
Vanguard Total International Stock ETF (a)	36,216		3,116,749
TOTAL EXCHANGE TRADED FUNDS (Cost $55,234,424)			66,378,068

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 14.9%	Units		Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.74% (c)	15,089,767		15,089,767
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $15,089,767)			15,089,767

TOTAL INVESTMENTS - 80.3% (Cost $70,324,191)			81,467,835
Other Assets in Excess of Liabilities - 19.7%		0.19684	19,966,094
TOTAL NET ASSETS - 100.0%			$ 101,433,929

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security is on loan as of May 31, 2026. The fair value of these securities was $14,786,145.
(b)	Affiliated security as defined by the Investment Company Act of 1940.
(c)	The rate shown represents the 7-day annualized yield as of May 31, 2026.

Summary of Fair Value Disclosure as of May 31, 2026 (Unaudited)

SGI Dynamic Tactical ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of May 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$ 66,378,068	$ –	$ –	$ 66,378,068
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	15,089,767
Total Investments	$ 66,378,068	$ –	$ –	$ 81,467,835

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.